UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: September 24, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Litigation

On April 2007, Sun River Energy, Inc. (the "Company") sold 2,200,0000 shares of its restricted common stock ("Disputed Shares") to LPC Investments, LLC ("LPC Investments") in exchange for $1,100,0000. In November 2007, the Company entered into a unsecured 8.75% promissory note.

On December 12, 2008, LPC Investments filed a lawsuit, in the Jefferson County District Court, against the Company. The lawsuit alleged a breach of contract against the Company in connection with the payment of an unsecured, 8.75% promissory note and conversion of the 2,200,000 shares into a preferred note. LPC Investments sought not only payment of the unsecured, 8.75% promissory note and accrued interest but also attorney fees. A payment of $70,000 has been made on the promissory note.

On August 18, 2009, the Jefferson County District Court granted the Motion to Dismiss filed by LPC Investments in July 2009. The case has been dismissed without prejudice and all claims against the Company have been dropped, however LPC Investments has not withdrawn its conversion notice and demand. Therefore, the Company has recorded a $400,000 litigation liability in connection with the conversion notice and demand.

On September 24, 2009, the Company, filed suit in the District Court of Douglas County, Colorado against LPC Investments and its manager, Kevin Paul, asserting various claims, including breach of contract and common law fraud. The suit alleges, among other things that in October 2008 LPC Investments and Mr. Paul made false and misleading representations in requesting the removal of the restrictive legend on 150,000 of the Disputed Shares in October 2008, which were later sold, and that LPC breached an option contract created in November 2008, under which LPC was required to deliver the Disputed Shares to the Company. The Company is asking the District Court of Douglas County to compel LPC Investments to deliver the Disputed Shares to the Company. The Company is also seeking payment of attorney and legal fees.

On the same date, LPC Investments filed suit in the District Court of Jefferson County, Colorado against the Company. Among other things, the suit asks that Court to issue a declaratory judgment that the Disputed Shares are indeed owned by LPC Investments, and to direct the Company cooperate ith LPC Investment's outstanding legend removal requests submitted to the Company's transfer agents by LPC Investments. LPC Investments is also seeking payment of attorney and legal fees.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SUN RIVER ENERGY, INC.


                                   By:/s/Redgie Green
                                   ------------------------
                                         Redgie Green, Chief Executive Officer


 Date:  September 26, 2009